                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  September 28, 1996
                                                       -------------------


                               W. R. GRACE & CO.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



 Delaware                            1-12139                    65-0654331
-------------                   ----------------            ------------------
(State or other                 (Commission File               (IRS Employer
 jurisdiction of                     Number)                 Identification No.)
 incorporation)




             One Town Center Road, Boca Raton, Florida  33486-1010
             -----------------------------------------------------
              (Address of principal executive offices)  (Zip Code)



        Registrant's telephone number, including area code: 561/362-2000
                                                            ------------


                              GRACE HOLDING, INC.
                              -------------------
                                 (Former Name)

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Item 5. Other Events.

        On September 28, 1996, W. R. Grace & Co. ("Grace New York," renamed Fresenius National Medical Care Holdings, Inc.), a New York corporation and the sole stockholder of W. R. Grace & Co. (formerly Grace Holding, Inc.), a Delaware corporation ("Company"), distributed all of the shares of the Company's outstanding common stock to the holders of common stock of Grace New York on a one-for-one basis. As a result of the distribution, Grace New York's principal remaining asset was 100% of the outstanding capital stock of National Medical Care, Inc. ("NMC"). On September 29, 1996, a wholly owned subsidiary of Fresenius Medical Care AG, a German corporation, merged with and into Grace New York, resulting in the combination of NMC with the worldwide dialysis business of Fresenius AG, a German health care corporation and the principal shareholder of Fresenius Medical Care AG. For further information, see the Joint Proxy Statement-Prospectus dated August 2, 1996 included in a Registration Statement on Form S-4 (Registration No. 333-9497) filed by Grace New York.


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Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             Pro forma financial information with respect to the Company was set forth at pages 29-32 of the Company's Prospectus dated August 2, 1996 included in a Registration Statement on Form S-1 (Registration No. 333-9495) and is incorporated herein by reference.

             The following are filed as exhibits to this Report:
             -- Amended and Restated Certificate of Incorporation of W. R. Grace & Co., a Delaware corporation

             --       Amended and Restated By-laws of W. R. Grace & Co.

             --       Rights Agreement by and between W. R. Grace & Co.
                      and The Chase Manhattan Bank, as Rights Agent

             --       Supplemental Indenture dated as of September 24,
                      1996, among W. R. Grace & Co.-Conn., W. R. Grace &
                      Co. (renamed "Fresenius National Medical Care
                      Holdings, Inc."), Grace Holding, Inc. (renamed "W.
                      R. Grace & Co."), and Bankers Trust Company, to
                      Indenture dated as of September 29, 1992

             --       Supplemental Indenture dated as of September 24,
                      1996, among W. R. Grace & Co.-Conn., W. R. Grace &
                      Co. (renamed "Fresenius National Medical Care
                      Holdings, Inc."), Grace Holding, Inc. (renamed
                      "W.R. Grace & Co."), and Bank of New York, to
                      Indenture dated as of January 28, 1993

             --       W. R. Grace & Co. 1996 Stock Incentive Plan



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
             --       W. R. Grace & Co. 1996 Stock Retainer Plan for
                      Nonemployee Directors

             -- W. R. Grace & Co. 1981 Stock Incentive Plan, as amended

             -- W. R. Grace & Co. 1986 Stock Incentive Plan, as amended

             -- W. R. Grace & Co. 1989 Stock Incentive Plan, as amended

             -- W. R. Grace & Co. 1994 Stock Incentive Plan, as amended

             --       Amendment dated August 9, 1996 to Employment
                      Agreement, dated as of May 1, 1995, between W. R.
                      Grace & Co. and Albert J. Costello

             --       Option Agreement between W. R. Grace & Co. and
                      Albert J. Costello dated as of May 1, 1995, as amended

             --       Agreement dated September 23, 1996 between W. R.
                      Grace & Co. and Donald H. Kohnken

             --       "PRO FORMA FINANCIAL INFORMATION" and "NOTES TO
                      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE
                      SHEET AND STATEMENT OF OPERATIONS" sections of the
                      Prospectus dated August 2, 1996 included in a Registration Statement on Form S-1 (Registration
                      No. 333-9495) filed by the Company




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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.


                                              W. R. GRACE & CO.
                                          ----------------------------
                                               (Registrant)


                                          By     /s/Robert B. Lamm
                                            --------------------------
                                                Robert B. Lamm
                                            Vice President and Secretary

Dated:  October 10, 1996




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                              W. R. GRACE & CO.

                           Current Report on Form 8-K


                                 Exhibit Index



Exhibit No.                      Description
-----------                      -----------
        4.1             Amended and Restated Certificate of Incorporation
                        of W. R. Grace & Co., a Delaware corporation

        4.2             Amended and Restated By-laws of W. R. Grace & Co.

        4.3             Rights Agreement by and between W. R. Grace & Co.
                        and The Chase Manhattan Bank, as Rights Agent

        4.4             Supplemental Indenture dated as of September 24,
                        1996, among W. R. Grace & Co.-Conn., W. R. Grace & Co.
                        (renamed "Fresenius National Medical Care Holdings,
                        Inc."), Grace Holding, Inc. (renamed "W. R. Grace &
                        Co."), and Bankers Trust Company, to Indenture dated as of September 29, 1992

        4.5             Supplemental Indenture dated as of September 24,
                        1996, among W. R. Grace & Co.-Conn., W. R. Grace & Co.
                        (renamed "Fresenius National Medical Care Holdings,
                        Inc."), Grace Holding, Inc. (renamed "W. R. Grace &
                        Co."), and Bank of New York, to Indenture dated as of January 28, 1993

        10.1            W. R. Grace & Co. 1996 Stock Incentive Plan

        10.2            W. R. Grace & Co. 1996 Stock Retainer Plan for
                        Nonemployee Directors

        10.3            W. R. Grace & Co. 1981 Stock Incentive Plan, as amended

        10.4            W. R. Grace & Co. 1986 Stock Incentive Plan, as amended

        10.5            W. R. Grace & Co. 1989 Stock Incentive Plan, as amended

        10.6            W. R. Grace & Co. 1994 Stock Incentive Plan, as amended



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
        10.7 Amendment dated August 9, 1996 to Employment Agreement, dated as of May 1, 1995, between W. R. Grace & Co. and
                        Albert J. Costello

        10.8            Option Agreement between W. R. Grace & Co. and
                        Albert J. Costello dated as of May 1, 1995, as amended

        10.9            Agreement dated September 23, 1996 between W. R. Grace &
                        Co. and Donald H. Kohnken

        99.1            "PRO FORMA FINANCIAL INFORMATION" and "NOTES TO
                        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE
                        SHEET AND STATEMENT OF OPERATIONS" sections of the
                        Prospectus dated August 2, 1996 included in a Registration Statement on Form S-1 (Registration No.
                        333-9495) filed by the Company